Statement of Additional Information Supplement American Century ETF Trust
Supplement dated October 24, 2023 ■ Statement of Additional Information dated March 14, 2023

The following replaces the information for Rene P. Casis in the Accounts Managed table in the Portfolio Managers subsection of the Service Providers section on page 48:
Portfolio Managers
Accounts Managed

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Rene P. Casis[1]	Number of Accounts	13	0	0
	Assets	$1.9 billion[2]	$0	$0
1 Information provided as of September 30, 2023.
2 Includes $9.1 million in American Century Low Volatility ETF; $23.8 million in American Century Quality Convertible Securities ETF; $208.0 million in American Century Quality Diversified International ETF; $37.7 million in American Century Quality Preferred ETF; $30.4 million in American Century Select High Yield ETF; $658.2 million in American Century U.S. Quality Growth ETF; and $205.5 million in American Century U.S. Quality Value ETF.

The following is added to the Ownership of Securities table in the Portfolio Managers subsection of the Service Providers section on page 51:
Ownership of Securities

Aggregate Dollar Range of Securities in Fund
American Century Select High Yield ETF
Rene P. Casis	B
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

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